                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of TIME WARNER INC., a Delaware corporation (the 'Corporation'), hereby constitutes and appoints RICHARD J. BRESSLER, PETER R. HAJE, GERALD M. LEVIN and PHILIP R. LOCHNER, JR., and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 or other appropriate form and any and all amendments to any such Registration Statement (including post-effective amendments) and any subsequent Registration Statements filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended (the 'Securities Act'), to be filed with the Securities and Exchange Commission in connection with the registration under the provisions of the Securities Act of one or more of the following (i) 12,057,561 Preferred Exchangeable Redemption Cumulative Securities ('PERCS') of Time Warner Financing Trust, a Delaware business trust, all of the common securities of which are owned by the Corporation, (ii) Guarantees of the PERCS by the Corporation, (iii) Exchange Rights of the Corporation with respect to the PERCS, (iv) up to $500 million aggregate principal amount of Subordinated Notes of the Corporation and (v) other securities of the Corporation, in any combination thereof, with power where appropriate to affix thereto the corporate seal of the Corporation and to attest said seal, and to file any such Registration Statement, including a form of prospectus, and any and all amendments and post-effective amendments to any such Registration Statement, and any subsequent Registration Statements filed by the Corporation pursuant to Rule 462(b) of the Securities Act, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her name as of the 7th day of June, 1995.

(i)    Principal Executive Officers:
        /s/ Gerald M. Levin                                             /s/ Richard D. Parsons
       ...............................................                  ...............................................
       Gerald M. Levin                                                  Richard D. Parsons
       Director, Chairman of the Board                                  Director and President
       and Chief Executive Officer

(ii)   Principal Financial:                                     (iii)   Principal Accounting Officer:
       Officer:
       /s/ Richard J. Bressler                                          /s/ John A. LaBarca
       ...............................................                  ...............................................
       Richard J. Bressler,                                             John A. LaBarca,
       Senior Vice President and Chief Financial                        Vice President and Controller
       Officer

(iv)   Directors:
       /s/ Merv Adelson                                                 /s/ Reuben Mark
       ...............................................                  ...............................................
       Merv Adelson,                                                    Reuben Mark,
       Director                                                         Director

       /s/ Lawrence B. Buttenwieser                                     /s/ Michael A. Miles
       ...............................................                  ...............................................
       Lawrence B. Buttenwieser,                                        Michael A. Miles,
       Director                                                         Director

       /s/ Edward S. Finkelstein                                        /s/ J. Richard Munro
       ...............................................                  ...............................................
       Edward S. Finkelstein,                                           J. Richard Munro,
       Director                                                         Director

       /s/ Beverly Sills Greenough                                      /s/ Donald S. Perkins
       ...............................................                  ...............................................
       Beverly Sills Greenough,                                         Donald S. Perkins,
       Director                                                         Director

       /s/ Carla A. Hills                                               /s/ Raymond S. Troubh
       ...............................................                  ...............................................
       Carla A. Hills,                                                  Raymond S. Troubh,
       Director                                                         Director

       /s/ David T. Kearns                                              /s/ Francis T. Vincent, Jr.
       ...............................................                  ...............................................
       David T. Kearns,                                                 Francis T. Vincent, Jr.,
       Director                                                         Director

       /s/ Henry Luce III
       ...............................................
       Henry Luce III,
       Director